UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2021

Nuo Therapeutics, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-32518	23-3011702
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8285 El Rio, Suite 150, Houston, TX 77054

(Address of Principal Executive Offices) (Zip Code)

(832) 236-9060

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01     Entry into a Material Definitive Agreement

Warrant Modification Agreement

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2020, which is incorporated herein by reference, Nuo Therapeutics, Inc. (the “Company”) issued certain common stock purchase warrants (the “Warrants”) (i) in conjunction with a Recapitalization Agreement, to shareholders participating in the Recapitalization Agreement and (ii) in exchange for services rendered over the period May 2019 thru September 2020 to three individuals including David Jorden, the Company’s Chief Executive and Chief Financial Officer and Scott Pittman, a member of the Company’s Board of Directors.

Effective as of December 1, 2021 (the “Effective Date”), the Company entered into a Warrant Modification Agreement (the “Agreement) with the holders of an aggregate 6,865,461 Warrants (the “Investors”) whereby the Warrants were modified to adjust the warrant exercise price from $0.40 per share to $0.20 per share provided the Investor exercised the warrant prior to January 31, 2022 (the “Payment Forfeiture Date”). All Warrants not exercised prior to the Payment Forfeiture Date were to be forfeited and deemed expired or otherwise cancelled.

As of December 30, 2021, all Warrants had been exercised for total consideration of $1,373,092 and the resulting issuance of 6,865,461 shares of common stock.

The issuance of the common shares was exempt from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) and/or the exemption for exchange transactions under Section 3(a)(9) of the Securities Act.

The above description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, attached as Exhibit 4.1, which is incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities

As described in Item 1.01 above, the Company on December 31, 2021, issued to the Investors, an aggregate 6,865,461 shares of the Company’s common stock.

The descriptions of the Agreement contained in Item 1.01 are incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Warrant Modification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuo Therapeutics, Inc.

By:	/s/ David E. Jorden
David E. Jorden
Chief Executive Officer and Chief Financial Officer

Date: January 4, 2022